EXHIBIT 10.1

FOURTH AMENDMENT TO LOAN AGREEMENT

ENTERED INTO by and between HEALTHSTREAM, INC., a Tennessee corporation (the “Borrower”), and SUNTRUST BANK, a Georgia state banking corporation (the “Lender”), as of this 30th day of March, 2011.

RECITALS:

1. The Borrower and the Lender entered into a Loan Agreement dated July 21, 2006, as amended by that certain First Amendment to Loan Agreement dated February 16, 2007, as amended by that certain Second Amendment to Loan Agreement dated July 23, 2007, and as amended by that certain Third Amendment to Loan Agreement dated July 17, 2009 (as amended, the “Loan Agreement”).

2. The Borrower and the Lender desire to amend the Loan Agreement as provided in this amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower and the Lender agree as follows:

1. Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

1.1 Loan Facility. Subject to the Conditions Precedent and the other terms and conditions contained in this Agreement and the other Loan Documents, and in reliance upon the representations, warranties and covenants in this Agreement and the other Loan Documents, Lender agrees to make Advances to Borrower on a revolving credit basis up to $20,000,000 from time to time until the Revolving Note Maturity Date, as evidenced by and pursuant to the Revolving Note.

2. Section 1.3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

1.3 Interest. Interest shall accrue on all amounts advanced under the Revolving Note at the Applicable Rate, except that interest shall accrue at the Default Rate following the occurrence of an Event of Default (regardless of whether notice thereof has been given to Borrower).

3. Section 4.1(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c) Compliance Certificate. Simultaneously with the financial statements described in subparts (a) and (b) above, a compliance certificate executed by Borrower’s Chief Financial Officer setting forth in reasonable detail calculations showing compliance (or lack thereof) with the provisions of Section 5.8 herein; and

4. Section 7.1 of the Loan Agreement is hereby amended to restated the notice address of the Lender to read as follows:

SunTrust Bank
401 Commerce Street
4th Floor, Suite 4400
Nashville, TN 37219

Attn: Jason Reierson

5. Section 8.1 of the Loan Agreement is amended to include the definition of “Applicable Rate” to read as follows:

“Applicable Rate” means a variable rate of interest equal to the 30 Day LIBOR Rate, plus the number of basis points depicted on the pricing grid set forth below; provided that the Applicable Rate as of March 30, 2011 shall be equal to the 30 Day LIBOR Rate, plus 175 basis points per annum (the “Initial Applicable Rate”). The Initial Applicable Rate shall remain effective until the Lender receives the Borrower’s calculation of the Funded Debt to EBITDA Ratio as required by Section 4.1(c) herein for the quarter ending December 31, 2010. Thereafter and on a quarterly basis, the Applicable Rate shall be adjusted to reflect changes to the Funded Debt to EBITDA Ratio as such changes are reported to Lender pursuant to Section 4.1(c) herein. Calculation of the Funded Debt to EBITDA Ratio shall be made on a rolling four quarter basis. Interest for each year shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

APPLICABLE RATE PRICING GRID

BASIS POINTS	FUNDED DEBT TO EBITDA RATIO
175 basis points per annum	Equal to or less than 1.00 to 1.00

200 basis points per annum	Greater than 1.00 to 1.00, but no more than 2.00 to 1.00

6. The definition of “Guaranty” as used in Section 8.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Guaranty” means the Guaranty executed by each Existing Subsidiary Guarantor, and any Subsidiary of Borrower created by Permitted Acquisitions.

7. The definition of “Permitted Acquisitions” as used in Section 8.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Acquisitions” means an acquisition by Borrower of the assets or capital stock of any Person provided, that, (i) Borrower delivers written notice to Lender fifteen (15) days prior to the completion of the intended acquisition, which notice shall provide general details about the acquisition, (ii) together with such written notice, Borrower provides Lender with pro forma calculations detailing the post-acquisition effect that the acquisition will have on the Borrower’s consolidated financial statements and the Financial Covenants set forth in Section 5.8 of this Loan Agreement, (iii) the information provided by the Borrower and identified in subpart (i) and (ii) above confirms that the Borrower will be in compliance with the Financial Covenants set forth in Section 5.8 herein after giving effect to the acquisition, (iv) the information provided by the Borrower and identified in subparts (i) and (ii) above confirms that no Material Adverse Effect will occur as a result of the acquisition, (v) in the event that the acquisition results in the acquisition of any new Subsidiary, such new Subsidiary executes a Guaranty Agreement in form and substance required by Lender substantially similar to the Guaranty executed by the Guarantors, and (vi) shall include only those Person(s) operating substantially in the same industry or servicing a similar client base.

8. The definition of “Revolving Note” as used in Section 8.1 of the Loan Agreement shall be amended and restated in its entirety as follows:

“Revolving Note” means that certain Revolving Credit Note dated July 21, 2006 issued by the Borrower to the order of Lender in the original principal amount of up to $7,000,000, as amended and increased to $10,000,000 pursuant to that certain First Amendment to Revolving Credit Note dated February 16, 2007, as amended and increased to $15,000,000 pursuant to that certain Second Amendment to Revolving Credit Note dated July 23, 2007, as amended pursuant to that certain Third Amendment to Revolving Credit Note dated July 17, 2009, and as amended and increased to $20,000,000 pursuant to that certain Fourth Amendment to Revolving Credit Note dated March 30, 2011, as such may be amended from time to time.

9. The definition of “Revolving Note Maturity Date” shall be amended and restated as follows:

“Revolving Note Maturity Date” means the earlier of: (a) July 21, 2012, (b) the occurrence of any event described in Section 6.1(d) or Section 6.1(e) hereof; or (c) Lender’s acceleration of the Indebtedness following the occurrence of an Event of Default.

10. The Loan Agreement is not amended in any other respect.

11. The Borrower affirms its obligations under the Loan Agreement, as amended hereby, and the Borrower agrees that such obligations are its valid and binding obligations, enforceable in accordance with its terms, subject to no objection, counterclaim, or defense.

12. The Borrower affirms that no Default or Event of Default exists. The Borrower reaffirms all of the representations and warranties contained in Article II of the Loan Agreement, and the Borrower affirms that each of such representations and warranties remain true and correct in all material respects as of the date of this Fourth Amendment to Loan Agreement, excluding representations and warranties that by their express terms are limited to a specific date.

13. Lender’s obligations to enter into this Fourth Amendment to Loan Agreement are subject to receipt by Lender of the following: (i) fully executed Fourth Amendment to Loan Agreement, (ii) fully executed Fourth Amendment to Revolving Credit Note, (iii) a resolution of the Borrower in form and substance satisfactory to Lender, (iv) a certificate of good standing of Borrower and the Existing Subsidiary Guarantors containing no matter objectionable to Lender, (v) amendments to the Guaranties executed by the Guarantors in form and substance satisfactory to Lender, and (vi) payment by Borrower to Lender of a non-refundable commitment fee of $10,000 and payment of all of Lender’s costs and expenses incurred in connection with the transaction evidenced hereby.

ENTERED INTO as of the date first written above.

BORROWER:

HEALTHSTREAM, INC.

By: /s/ Gerard M. Hayden, Jr.
Gerard M. Hayden, Jr.
Senior Vice President and
Chief Financial Officer

LENDER:

SUNTRUST BANK

By: /s/ Jason Reierson
Title: FVP

AGREED TO AND ACCEPTED BY:

GUARANTORS (by signing below
the Guarantors affirm that each
Guarantor has consented to and
approved the Loan Agreement, as
defined herein, and as amended
hereby):

THE JACKSON ORGANIZATION,
RESEARCH CONSULTANTS, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer

HEALTHSTREAM ACQUISITION I, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer

HEALTHSTREAM ACQUISITION II, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer

DATA MANAGEMENT & RESEARCH, INC.

By: /s/ Gerard M. Hayden, Jr.
Title: Senior Vice President and Chief Financial Officer